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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  June 27, 1996
                                                           -------------


                               WFS BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    Delaware                        0-23824                       36-3943114
- ---------------                  ------------                   -------------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
 incorporation)



                   340 South Broadway, Wichita, Kansas 67202
          ------------------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (316) 383-8404
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

         At a special meeting of shareholders held on June 27, 1996, the shareholders of WFS Bancorp, Inc. ("WFS") approved the proposed merger (the "Merger") of WFS with Emprise Bank, Wichita. Of the 1,661,178 shares of WFS common stock issued and outstanding on the record date for the special meeting, 1,057,455 shares were voted in favor of the Merger.

         All regulatory approvals required to consummate the Merger have been received. The parties, however, are awaiting receipt of a private letter ruling from the Internal Revenue Service relative to the treatment of the WFS Employee Stock Ownership Plan.

         The parties contemplate closing the Merger promptly after receipt of the private letter ruling which is anticipated to be received within the next 30 to 45 days.

         For additional information, please refer to the press release attached hereto as Exhibit 99.1.


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WFS BANCORP, INC.
                                        (Registrant)



                                      By:  /s/ Burton G. Dunlap
                                          --------------------------------------
                                           Burton G. Dunlap
                                           President and Chief Executive Officer


Date:  July 2, 1996


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                               INDEX TO EXHIBITS


                                                                     Sequential
Exhibit                                                              Page No.
- -------                                                              ----------
 99.1    Text of press release, dated June 27, 1996, issued by WFS
         Bancorp, Inc. ..............................................



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